Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

Supplement dated January 24, 2012

To

Prospectus dated April 4, 2011

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 4, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Increase in Public Offering Price

On January 23, 2012, our board of directors approved an increase in our public offering price from $10.40 to $10.65 per share. This increase in our public offering price to $10.65 per share is effective as of our January 25, 2012 weekly closing. The purpose of this action was to ensure that our net asset value per share does not exceed our net offering price per share, as required by the Investment Company Act of 1940, as amended. As a result of the increase in our public offering price per share, our maximum sales load per share and the net proceeds per share will correspondingly increase from $1.04 to $1.065 and from $9.36 to $9.585, respectively.

Plan of Distribution

The “Plan of Distribution” section of the Prospectus is amended by replacing the first sentence of the fifth paragraph of the subsection captioned “Special Discounts” with the following:

If an investor purchases shares through one of these channels in this offering, we will sell the shares at a negotiated discount of 7%, 7.5%, 8%, or 8.5% from the public offering price, reflecting that selling commissions, and in some cases a portion of the marketing support fee, will not be paid in connection with such purchases.